INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 11—INCOME TAXES

Cayman Islands

Under the current tax laws of Cayman Islands, the Company and its subsidiaries are not subject to tax on their income or capital gains. In addition, upon of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

United States and Foreign Income Taxes

United States and foreign income (loss) before income taxes and minority interest were as follows:

	Years Ended December 31,
	2018	2017	2016
	(in thousands)
United States	$13,381	$(29,673)	$7,905
Foreign	(8,939)	37,917	(6,985)
	$4,442	$8,244	$920

The components of the provision (benefit) for income taxes are as follows:

	Years Ended December 31,
	2018	2017	2016
	(in thousands)
Current
Federal	$—	$—	$—
State	—	—	—
Foreign	$(890)	$2,355	17
Total Current	$(890)	$2,355	$17
Deferred
Federal	—	—	—
State	—	—	—
Foreign	512	(1,092)	771
Total Deferred	512	(1,092)	771
Total	$(378)	$1,263	$788

On December 22, 2017, the United States government enacted the Tax Cuts and Jobs Act, commonly referred to as the Tax Reform Act. The Tax Reform Act includes significant changes to the U.S. income tax system including but not limited to: a federal corporate rate reduction from 35% to 21%; limitations on the deductibility of interest expense and executive compensation; repeal of the Alternative Minimum Tax (“AMT”); full expensing provisions related to business assets; creation of new minimum taxes such as the base erosion anti-abuse tax (“BEAT”) and Global Intangible Low Taxed Income (“GILTI”) tax; and the transition of U.S. international taxation from a worldwide tax system to a modified territorial tax system, which will result in a one time U.S. tax liability on those earnings which have not previously been repatriated to the U.S. (the “Transition Tax”).  The provisional impacts of this legislation are outlined below:

•

Beginning January 1, 2018, the U.S. corporate income tax rate will be 21%.  The Company is required to recognize the impacts of this rate change on its deferred tax assets and liabilities in the period enacted.  However, as the Company has a full valuation allowance on its net deferred tax asset, any deferred tax recognized due to the change in rate will be offset with a change in the valuation allowance. The Company completed its analysis of the impact of the U.S. corporate income tax rate change from 35% to 21% which resulted in no overall impact to the financial statements.

•

The Tax Reform Act also repealed the corporate AMT for tax years beginning on or after January 1, 2018 and provides for existing alternative minimum tax credit carryovers to be refunded beginning in 2018.  The Company has approximately $1 million in refundable credits. The Company has not yet completed its analysis and is not yet able to reasonably estimate the effect of this provision of the Tax Act.

•

The Transition Tax on unrepatriated foreign earnings is a tax on previously untaxed accumulated and current earnings and profits ("E&P") of the Company's foreign subsidiaries. To determine the amount of the Transition Tax, the Company must determine, among other factors, the amount of post-1986 E&P of its foreign subsidiaries, as well as the amount of non-U.S. income taxes paid on such earnings. Based on the reasonable estimate of the Transition Tax, the Company recorded a provisional estimate of $0 deemed repatriation tax liability as of December 31, 2017 as a result of accumulated deficit in earnings and profits as of November 1, 2017 and December 31, 2017. The company completed its analysis of the impact of the Transition Tax during the year ended December 31, 2018 and did not recognize any additional tax expense.

•

The Tax Reform Act creates a new requirement that GILTI income earned by foreign subsidiaries must be included currently in the gross income of the U.S. shareholder. Due to the complexity of the new GILTI tax rules, the Company is continuing to evaluate this provision of the Tax Act. Under U.S. GAAP, the Company is permitted to make an accounting policy election to either treat taxes due on future inclusions in U.S. taxable income related to GILTI as a current period expense when incurred or to factor such amounts into the Company's measurement of its deferred taxes. Based on the Transition Tax, there is net tested loss from all the CFCs therefore the Company has $0 GILTL inclusion and no GILTI tax due.

During the year ending December 31, 2018 we finalized our accounting for the Tax Act and there was no material change from the estimate made in 2017. There was not a material impact related to the one-time transition tax on the mandatory deemed repatriation of foreign earnings. The analysis of US tax reform impact is completed according to the requirement of SAB118 except for the refundable AMT credit.

Additionally, the Tax Reform Act may further limit the Company’s ability to utilize foreign tax credits in the future. The Tax Reform Act introduces a new credit limitation basket for foreign branch income. Income from foreign branches would now be allocated to this specific tax credit limitation basket which cannot offset income in other baskets of foreign income. Under the Tax Reform Act, foreign taxes imposed on the foreign branch profits will not offset U.S. non-branch related foreign source income. Additional guidance is needed to determine how this will impact the Company and any future utilization of foreign tax credit carryforwards.

As of December 31, 2018, the Company had gross unrecognized tax benefits of approximately $17.5 million and had certain deferred tax assets and the federal tax benefit of state income tax items totaling $16.6 million. Of the total $17.5 million gross unrecognized tax benefits, $0.8 million related to tax benefits that, if recognized, would impact the annual effective tax rate. The Company has reduced its unrecognized tax benefits by approximately $1.2 million during 2018 mainly due to statute of limitations expirations.

The Company’s policy is to recognize interest expense and penalties related to the above unrecognized tax benefits as a component of income tax expense. The Company had accrued interest and penalties of approximately $0.4 million as of December 31, 2018 and approximately $0.4 million as of December 31, 2017.

The Company is subject to taxation in the U.S. federal jurisdiction and various U.S. state and foreign jurisdictions. The Company is also under audit by the taxing authorities in China on a recurring basis. The material jurisdictions that the Company is subject to examination are in the United States and China. The Company’s tax years for 2007 through 2018 are still open for examination in China. The Company’s tax years for 2010 through 2018 are still open for examination in the United States.

FASB ASC 740-10 establishes criteria for recognizing or continuing to recognize only more-likely-than-not tax positions, which may result in income tax expense volatility in future periods. While the Company believes that it has adequately provided for all tax positions, amounts asserted by taxing authorities could be greater than the Company’s accrued position. Accordingly, additional provisions on income tax related matters could be recorded in the future as revised estimates are made or the underlying matters are settled or otherwise resolved.

A summary of the Company’s unrecognized tax benefits is as follows:

	Years Ended December 31,
	2018	2017	2016
	(in thousands)
Beginning balance-gross unrecognized tax benefits (UTB’s)	$18,728	$20,137	$22,694
Lapse of statute of limitations	(1,232)	(1,409)	(2,557)
Ending balance—UTB	17,496	18,728	20,137
UTB’s as a credit in deferred taxes	(14,604)	(14,604)	(14,604)
Federal benefit of state taxes	(2,063)	(2,063)	(2,063)
UTB’s that would impact the effective tax rate	$829	$2,061	$3,470

In establishing its deferred income tax assets and liabilities, the Company makes judgments and interpretations based on the enacted tax laws and published tax guidance applicable to its operations. The Company records deferred tax assets and liabilities and evaluates the need for valuation allowances to reduce the deferred tax assets to realizable amounts. The likelihood of a material change in the Company’s expected realization of these assets is dependent on future taxable income and its ability to use foreign tax credit carryforwards and carrybacks.

A summary of the components of net deferred tax assets is as follows:

	December 31,	December 31,
	2018	2017
	(in thousands)
Deferred Tax Assets
Deferred revenue and customer advances, net	$27	$663
Prepaid expense	28	—
Net operating loss carryforward	164,512	165,408
Tax credit carryforwards	32,958	60,807
Writedown/amortization of intangible assets and goodwill	241	1,421
Fixed assets	3,500	3,448
Demo equipment income	4,439	4,415
Other	14,205	13,230
Total Deferred Tax Assets	219,910	249,392
Deferred Tax Liabilities
Prepaid expense	—	(29)
Allowance and reserves	(10,671)	(9,689)
Accrued warranties	(302)	(330)
Total Deferred Tax Liabilities	(10,973)	(10,048)
Total Net Deferred Tax Assets	$208,937	$239,344
Less: Valuation Allowance	$(206,630)	$(236,332)
Total Net Deferred Tax Assets	2,307	3,012

As of December 31, 2018, the Company’s U.S. federal net operating loss carryforwards were $556.3 million and expire in varying amounts between 2025 and 2034. As of December 31, 2018, state net operating loss carryforwards were $292.1 million and expire in varying amounts between 2019 and 2038. The Company has concluded that these federal and state net operating losses did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $137.2 million valuation allowance against the related deferred tax assets. In the event the tax benefits related to the valuation allowance are realized, an immaterial amount would be credited to paid-in capital. As of December 31, 2018, the Company also had net operating loss carryforwards (“NOLs”) in China of approximately $69.1million. The China net operating loss carryforwards will expire in varying amounts between 2019 and 2029. The Company has also concluded that these China net operating losses did not meet the more likely than not standard and has therefore placed a $10.4 million valuation allowance against the related deferred tax assets. As of December 31, 2018, the Company had NOLs in countries other than the U.S. and China. These NOLs are approximately $100.4 million. The majority of the NOLs do not expire and can be carried forward indefinitely. However, the Company concluded majority of these losses did not meet the more likely than not standard and has therefore placed a valuation allowance of $16.9 million against the related deferred tax assets.

As of December 31, 2018, the Company has U.S. alternative minimum tax credit carryforwards of $1.0 million which have an indefinite life. The Company also has U.S. research and development credit carryforwards of $5.5 million, $2.5 million of the credits have an indefinite life and $3 million of the credits expire in varying amounts between 2019 and 2023. The Company has U.S. foreign tax credits of $26.4 million which expire in varying amounts between 2019 and 2028. The Company has concluded that these U.S. tax credit carryforwards did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $32.9 million valuation allowance against the related deferred tax assets.

The difference between the Company’s effective income tax amount and the federal statutory amount are reconciled below:

	Years Ended December 31,
	2018	2017	2016
	(in thousands)
Federal tax (benefit) at statutory rate	$1,120	$2,885	$322
Stock compensation expense	184	295	463
Effect of differences in foreign tax rates	2,113	(6,793)	4,475
Summary of Interpretation No. 48 (“Fin 48”) Reserve	(1,230)	(1,478)	(2,465)
Change in deferred tax valuation allowance	(1,679)	5,971	(3,015)
Other	(886)	383	1,008
Total Tax Expense	$(378)	$1,263	$788

On June 24, 2011, the Company effected the Merger to reorganize the corporate structure of UTStarcom, Inc., a Delaware corporation incorporated in 1991, and its subsidiaries. The Merger resulted in shares of the common stock of UTStarcom, Inc. being converted into the right to receive an equal number of ordinary shares in our capital, which were issued by us in connection with the Merger. Following the Merger, UTStarcom, Inc. became our wholly-owned subsidiary and the Company became the parent company of UTStarcom, Inc. and its subsidiaries. The Company, together with its subsidiaries, continues to conduct its business in substantially the same manner as was conducted by UTStarcom, Inc. and its subsidiaries. The transaction was accounted for as a legal re-organization of entities under common control. The Company remains subject to U.S. taxes at a statutory rate of 35% and reduced to 21% effective January 1, 2018.

The China Corporate Income Tax Law (“CIT Law”) became effective on January 1, 2008. Under the CIT Law, China’s dual tax system for domestic enterprises and foreign investment enterprises (“FIEs”) was effectively replaced by a unified system. The new law establishes a tax rate of 25% for most enterprises and a reduced tax rate of 15% for certain qualified high technology enterprises.

The CIT Law provides the reduced 15% enterprise income tax rate for qualified high and new technology enterprises. One of the Company’s China subsidiaries, HUTS, through which the majority of our business in China is conducted obtained the High and New Technology Enterprise Certificate, or (“High-tech Certificate”), from the relevant approval authorities on September 19, 2008, and thereafter were approved to pay CIT at the reduced tax rate of 15%. The approval for the reduced 15% tax rate is valid for three years and applies retroactively from January 1, 2008, subject to possible re-assessment by the approval authorities. During the re-assessment, the tax authority may suspend the implementation of the reduced 15% rate. HUTS’s High-tech Certificate renewal was approved on November 13, 2017. HUT’s approval extended the reduced 15% tax rate terms for three years . However, since HUTS is currently in significant loss position, the reduced in tax rate will not have a material adverse impact on the business or liquidity until HUTS begin to generate profit and deplete all the net operating loss carry forwards.

As of September 30, 2005, the Company did not believe it was more likely than not that it would generate a sufficient level and proper mix of taxable income within the appropriate period to utilize all the deferred tax assets in China and the United States. As a result of the review undertaken at September 30, 2005, the Company has concluded that it was appropriate to establish a full valuation allowance for the net deferred tax assets in China and the United States wherein the cumulative losses weigh heavily in the overall assessment. The Company has continued to provide full valuation allowances since 2005 as it did not believe it was more likely than not that it would generate sufficient taxable income within the appropriate period to utilize those deferred tax assets.

In 2018, the change in deferred tax valuation allowance of $1.7 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company’s deferred tax assets at December 31, 2018 in the United States and China. In 2017, the change in deferred tax valuation allowance of $6.0 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company’s deferred tax assets at December 31, 2017 in the United States and China. In 2016, the change in deferred tax valuation allowance of $3.0 million is primarily attributable to the tax expense related to continuing to provide a full valuation allowance on the Company’s deferred tax assets at December 31, 2016 in the United States and China.

In 2018, 2017, and 2016, there was no income tax benefit related to tax credits.